UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2006

Blue Wireless & Data, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)
000-26235 54-1921580

(Commission File Number)  (I.R.S. Employer Identification No.)

3001 Knox Street, Suite 401, Dallas, Texas 75205
(Address of Principal Executive Offices and Zip Code)

(214) 744-0353
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) (1) Blue Wireless & Data, Inc. (the “Company”) is filing this Current Report on Form 8-K to announce changes to its management team. Effective June 28, 2006, Mr. John Mills resigned as Chief Operating/Technology Officer of the Company.
On July 5, 2006, Mr. John Mills resigned from the Board of Directors of the Company and Taber Wetz was appointed as Director.

(c) (2) Current Officers and Directors of the Company

Name	Age	Position	Dates Served
Dennis G. McLaughlin, III	40	Director	July 5, 2004 to date.
Christopher Chambers	41	Director, Secretary	July 12, 2004 to date.
M. Taber Wetz	27	Director, interim Chief Financial Officer	July 5, 2006 to date/April 17, 2006 to date
Scott Sewell	41	Director, Chief Executive Officer	September 23, 2005 to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Wireless & Data , Inc.
(Registrant)
Date: August 31, 2006	By:	/s/ Dennis G. McLaughlin, III
Dennis G. McLaughlin, III
Chairman